Principal components of our net liability representing deferred income tax balances (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Intangible assets	$ (3,408)		$ (6,760)
Property, plant and equipment	(752)		(837)
U.S. loss carryforwards and tax credits, net	829	[1]	1,063	[1]
Subsidiary income	(1,459)	[2]	(1,554)	[2]
Stock-based compensation expense	725		655
Reserves, accruals and other	805		588
Interest rate swaps	50		86
Deferred Income Taxes and Other Tax Liabilities, Noncurrent	$ (3,210)		$ (6,759)

[1]	We had federal net operating loss carryforwards amounting to $2.0 million and $2.4 million at December 31, 2012 and 2011, respectively. The net operating loss carryforward at December 31, 2012 expires in fiscal years 2025 through 2029. Internal Revenue Code Section 382 limits utilization of these losses to $3.2 million per year. It is possible that future changes in ownership could result in changes to the amounts allowed by IRC Section 382. State net operating loss carryforwards amounted to $1.0 million and $3.5 million as of December 31, 2012 and 2011, respectively.
[2]	A deferred tax liability has been recorded for income taxes which may become payable upon distribution of earnings of CTSAS, our French subsidiary. The estimated amount of tax that might be payable with regard to any distribution for foreign subsidiary earnings is reported net of foreign taxes paid, which are creditable against our domestic tax liability. We do not permanently reinvest our foreign subsidiary's earnings. We continually evaluate our assertion; if our foreign business needs change, so may our assertion.